SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.  20549


                 ____________________________



                                  FORM 8-K/A


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                 ____________________________





      Date of Report (Date of Earliest event reported):  January 20, 1998




      WINDSOR PARK PROPERTIES 3, A CALIFORNIA LIMITED PARTNERSHIP

(Exact   name  of  Registrant  as  specified  in  its  Certificate  of  Limited
Partnership)

            CALIFORNIA                            0-15699                           33-0115651
   (State or Other Jurisdiction                 (Commission                        (IRS Employer
 of Incorporation or organization)             File Number)                   Identification Number)




          6430 S. QUEBEC STREET, ENGLEWOOD, COLORADO                              80111
           (Address of Principal Executive Offices)                            (Zip Code)




                                              (303) 741-3707
                           (Registrant's Telephone Number, Including Area Code)

     ____________________________________________________________
     (former name or former address if changed since last report)

The Registrant hereby amends and supplements the following items of its Current Report on Form 8-K dated January 20, 1998:

ITEM 4.    CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

           The Registrant previously reported in its Current Report on Form 8-K dated January 20, 1998 (the "Form 8-K") that (i) it had dismissed its independent accountants, Deloitte & Touche LLP, effective January 20, 1998, and that there were no disagreements with such firm, and (ii) that it had engaged Coopers & Lybrand L.L.P. as its new independent accountants. The required letter from Deloitte & Touche LLP indicating whether it agrees with the statements in such Form 8-K was not available at the time of the filing of the Form 8-
           K. The required letter of Deloitte & Touche LLP, dated January 29, 1998, indicating its agreement with the statements made by the Registrant has now been made available to the Registrant and is attached hereto as Exhibit 16.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

           (c)  The following Exhibit is filed as part of this report:



                Exhibit 16 - Letter dated January 29, 1998 from Deloitte & Touche LLP, the Registrant's former accountants, to the Securities and Exchange Commission.



SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 3, 1998    WINDSOR PARK PROPERTIES 3,
                           A California Limited Partnership
                                 (Registrant)

                           By:   The Windsor Corporation, General Partner

                                 By: /s/Steven G. Waite
                                     ______________________
                                      STEVEN G. WAITE
                                      President

                                                             EXHIBIT 16


                         DELOITTE & TOUCHE LLP
                              Suite 1200
                         695 Town Center Drive
                   Costa Mesa, California 92626-1924
                       Telephone: (714) 436-7100
                       Facsimile: (714) 436-7200




January 29, 1998



Securities and Exchange Commission
Mail Stop 9-5
450 5th Street, N.W.
Washington, D.C.  20549


Ladies and Gentlemen:

We have read and agreed with the comments in Item 4(a)I, II, IV, V and VI of Form 8-K of Windsor Park Properties 3, a California Limited Partnership, dated January 20, 1998.

We have no basis to comment with respect to the statements in Item 4(a)III.

Yours truly,



Deloitte & Touche LLP